INCORPORATED UNDER THE CANADA BUSINESS CORPORATIONS ACT

ENERFLEX

NUMBER

GC4245126

SHARES

**********0**********

THIS CERTIFIES THAT

*** SPECIMEN ***

* SPECIMEN * GC4245126 * CA29269R1055 * 0FULLY PAID AND NON-ASSESSABLE COMMON SHARES ENERFLEX LTD. * ENERFLEX LTD. * SPECIMEN * GC4245126 * CA29269R1055 * 0FULLY PAID AND NON-ASSESSABLE COMMON SHARES ENERFLEX LTD. * ENERFLEX LTD. * SPECIMEN * GC4245126 * CA29269R1055 * 0FULLY PAID AND NON-ASSESSABLE COMMON SHARES ENERFLEX LTD. * ENERFLEX LTD. * SPECIMEN * GC4245126 * CA29269R1055 * 0FULLY PAID AND NON-ASSESSABLE COMMON SHARES ENERFLEX LTD. * ENERFLEX LTD. * SPECIMEN * GC4245126 * CA29269R1055 * 0FULLY PAID AND NON-ASSESSABLE COMMON SHARES ENERFLEX LTD. * ENERFLEX LTD. * SPECIMEN * GC4245126 * CA29269R1055 * 0FULLY PAID AND NON-ASSESSABLE COMMON SHARES ENERFLEX LTD. * ENERFLEX LTD. * SPECIMEN * GC4245126 * CA29269R1055 * 0FULLY PAID AND NON-ASSESSABLE COMMON SHARES ENERF

Is the Registered Holder of

** ZERO **

* SPECIMEN * GC4245126 * CA29269R1055 * 0FULLY PAID AND NON-ASSESSABLE COMMON SHARES ENERFLEX LTD. * ENERFLEX LTD. * SPECIMEN * GC4245126 * CA29269R1055 * 0FULLY PAID AND NON-ASSESSABLE COMMON SHARES ENERFLEX LTD. * ENERFLEX LTD. * SPECIMEN * GC4245126 * CA29269R1055 * 0FULLY PAID AND NON-ASSESSABLE COMMON SHARES ENERFLEX LTD. * ENERFLEX LTD. * SPECIMEN * GC4245126 * CA292

ISIN: CA29269R1055
CUSIP: 29269R105

FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE IN THE CAPITAL STOCK OF

ENERFLEX LTD.

transferable only on the books of the Company by the registered holder hereof in person or by Attorney duly authorized in writing upon surrender of this certificate properly endorsed.

This certificate is not valid until countersigned and registered by the Registrar and Transfer Agent duly authorized by the Company.

IN WITNESS WHEREOF the Company has caused this certificate to be signed by the facsimile signature of its duly authorized officers.

Vice President and CFO

Corporate Secretary

COUNTERSIGNED AND REGISTERED
CIBC MELLON TRUST COMPANY
REGISTRAR AND TRANSFER AGENT

SPECIMEN

BY:______________________________
Authorized Signature

CALGARY
TORONTO

The shares represented by this certificate are transferable at the office of CIBC Mellon Trust Company in Calgary, Alberta and Toronto, Ontario

SECURITY INSTRUCTIONS ON REVERSE / VOIR LES INSTRUCTIONS DE SÉCURITÉ AU VERSO

4245126